UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2017

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Fulbright Tower, 1301 McKinney Street, Suite 2300

Houston, TX 77010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item	1.01 Entry into a Material Definitive Agreement.

On September 22, 2017, MRC Global Inc. (the “Company”) entered into (i) a Refinancing Amendment and Successor Administrative Agent Agreement (the “Term Loan Amendment”) relating to the Term Loan Credit Agreement, dated as of November 9, 2012 (the “Existing Term Loan Agreement”), by and among the Company, MRC Global (US) Inc., as the borrower, the other subsidiaries of the Company from time to time party thereto as guarantors, the several lenders from time to time party thereto, Bank of America, N.A., as administrative agent, and U.S. Bank National Association, as collateral trustee and (ii) a Third Amended and Restated Loan, Security and Guarantee Agreement (the “ABL Agreement”) by and among the Company, the subsidiaries of the Company from time to time party thereto as borrowers and guarantors, the several lenders from time to time party thereto and Bank of America, N.A. as administrative agent, security trustee and collateral agent.

Term Loan Amendment.

Pursuant to the Term Loan Amendment, the Company and the other parties thereto agreed to amend and restate the terms of the Existing Term Loan Agreement (as amended and restated, the “Term Loan Agreement”) as well as each of the Security Agreement, the Term Loan Pledge Agreement, the Collateral Trust Agreement and the Term Loan Guarantee and Acknowledgement relating to the Term Loan Agreement. Pursuant to the Term Loan Amendment, the parties thereto also agreed to appoint JPMorgan Chase Bank, N.A. as the new administrative agent for the lenders under the Term Loan Agreement.

As amended, the Term Loan Agreement provides for a $400.0 million seven-year Term Loan B (the “Term Loan”). The proceeds of the new Term Loan, together with a draw under the Company’s Global ABL Facility, were used to refinance the full $414.0 million principal amount of term loans previously outstanding under the Existing Term Loan Agreement.

Borrower. The borrower under the Term Loan will continue to be MRC Global (US) Inc. (the “Borrower”), a wholly owned subsidiary of the Company.

Accordion. As amended, the Term Loan allows for incremental increases up to an aggregate of $200.0 million, plus an additional amount such that the Company’s first lien leverage ratio (the ratio of the Company’s Consolidated EBITDA (as defined under the Term Loan Agreement) to senior secured debt) (net of up to $75.0 million of unrestricted cash) would not exceed 4.00 to 1.00.

Maturity. The new scheduled maturity date of the Term Loan is September 22, 2024. The Term Loan will continue to amortize in equal quarterly installments at 1% a year with the payment of the balance at maturity.

Guarantees. The Term Loan will continue to be guaranteed by the Company and all of the Borrower’s current and future wholly owned domestic subsidiaries, subject to certain exceptions.

Security. The Term Loan will continue to be secured by a first lien on all of the Company’s assets and the assets of its domestic subsidiaries, subject to certain exceptions and other than the collateral securing the Company’s Global ABL Facility (which includes accounts receivable, inventory and related assets, collectively, the “ABL collateral”), and by a second lien on the ABL collateral. In addition, the Term Loan will continue to be secured by a pledge of all the capital stock of the Company’s domestic subsidiaries and 65% of the capital stock of its first tier foreign subsidiaries, subject to certain exceptions.

Interest Rates. As amended, the Borrower will have the option to pay interest on the Term Loan at a base rate, subject to a floor of 2.00%, plus an applicable margin, or at a rate based on LIBOR, subject to a floor of 1.00%, plus an applicable margin. The applicable margin for base rate loans is 250 basis points and the applicable margin for LIBOR loans is 350 basis points.

Voluntary Prepayment. The Company will be able to voluntarily prepay the principal of the Term Loan without penalty or premium at any time in whole or in part, other than a 1% premium in the first six-months for certain re-pricing transactions only.

Mandatory Prepayment. The Company is required to repay the Term Loan with certain asset sale and insurance proceeds, certain debt proceeds and 50% of excess cash flow (reducing to 25% if the Company’s first lien leverage ratio is no more than 2.75 to 1.00 and 0% if the Company’s first lien leverage ratio is no more than 2.50 to 1.00).

Restrictive Covenants. The Term Loan does not include any financial covenants.

The Term Loan will continue to contain restrictive covenants (in each case, subject to exclusions) that limit, among other things, the ability of the Company and the restricted subsidiaries (including the Borrower) to:

•	make investments;

•	prepay certain indebtedness;

•	grant liens;

•	incur additional indebtedness;

•	sell assets;

•	make fundamental changes;

•	enter into transactions with affiliates; and

•	in the case of the Company, to pay dividends.

The covenants are subject to various baskets and materiality thresholds, with certain of the baskets to the restrictions on the repayment of subordinated indebtedness, restricted payments and investments being available only when the Company’s pro forma leverage ratios are less than a certain level.

The Term Loan, as amended, also provides that the Company and its restricted subsidiaries may, subject to certain conditions, incur (i) first lien indebtedness that is pari passu to the Term Loan so long as the pro forma first lien leverage ratio of the Company and its restricted subsidiaries is less than or equal to 4.00 to 1.00, (ii) second lien indebtedness so long as the pro forma secured leverage ratio of the Company and its restricted subsidiaries is less than or equal to 4.75 to 1.00 and (iii) unsecured indebtedness so long as either (A) the pro forma total leverage ratio of the Company and its restricted subsidiaries is less than or equal to 5.00 to 1.00 or (B) the pro forma consolidated interest coverage ratio of the Company and its restricted subsidiaries is greater than or equal to 2.00 to 1.00. Additionally, under the Term Loan, the Company and its restricted subsidiaries continue to be permitted to incur indebtedness under the Global ABL Facility (or any replacement facility) in an amount not to exceed the greater of $1.3 billion and the Borrowing Base (as defined in the Term Credit Agreement).

The Term Loan will continue to contain certain customary representations and warranties, affirmative covenants and events of default, including, among other things, payment defaults, breach of representations and warranties, covenant defaults, cross-defaults to certain indebtedness, certain events of bankruptcy, certain events under ERISA, judgment defaults, actual or asserted failure of any material guaranty or security documents supporting the Term Loan to be in full force and effect and change of control. If such an event of default occurs, the Agent under the Term Loan Agreement will continue to be entitled to take various actions, including the acceleration of amounts due under the Term Loan and all other actions that a secured creditor is permitted to take following a default.

For a complete description of the terms of the Term Loan Amendment and the terms of the Term Loan Agreement, see the Refinancing Amendment and Successor Administrative Agent Agreement, dated September 22, 2017, which has been filed as Exhibit 10.1.1 to this Current Report on Form 8-K and is incorporated by reference in this item 1.01, and the Notice of Amendment and Confirmation of Intercreditor Agreement, dated September 22, 2017, which has been filed as Exhibit 10.1.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Amended and Restated Global ABL Facility.

Pursuant to the ABL Agreement, the Company amended and restated their existing ABL credit agreement to provide for a multi-currency global ABL revolving credit facility with a maximum borrowing amount of $800.0 million (the “Global ABL Facility”), the aggregate commitments of which are allocated to certain jurisdiction-specific tranches as follows:

•	a $675.0 million U.S. tranche, with certain of the Company’s U.S. subsidiaries, as borrowers, available in U.S. dollars;

•	a $65.0 million Canadian tranche, with MRC Global (Canada) ULC, an indirect wholly owned Canadian subsidiary of the Company, as borrower, available in Canadian dollars and U.S. dollars;

•	a $7.5 million UK tranche, with MRC Transmark Limited, an indirect wholly owned subsidiary of the Company organized under the laws of England and Wales, as borrower, available in British pounds sterling, U.S. dollars and Euros;

•	a $15.0 million Australian tranche, with MRC Global Australia Pty Ltd, an indirect wholly owned subsidiary of the Company organized under the laws of Australia, as borrower, available in Australian dollars, British pounds sterling, U.S. dollars and Euros;

•	a $12.5 million Dutch tranche, with MRC Global (Netherlands) B.V., an indirect wholly owned subsidiary of the Company organized under the laws of the Netherlands, as borrower, available in U.S. dollars and Euros;

•	a $7.5 million Belgian tranche, with MRC Global (Belgium) NV, an indirect wholly owned subsidiary of the Company organized under the laws of Belgium, as borrower, available in U.S. dollars and Euros; and

•	a $17.5 million Norwegian tranche, with MRC Global Norway AS, an indirect wholly owned subsidiary of the Company organized under the laws of Norway, as borrower, available in British pounds sterling, U.S. dollars, Euros and Norwegian kroner.

Each of the facilities includes sublimits for letters of credit and swingline loans. All of the borrowers under the facilities described above are referred to herein as the “ABL Borrowers,” and all of the ABL Borrowers, other than the U.S. Borrowers, are referred to herein as the “Foreign Borrowers.” The U.S. tranche is referred to herein as the “U.S. Facility,” the Canadian tranche is referred to herein as the “Canadian Facility,” the Belgian tranche is referred to herein as the “Belgian Facility,” all of the foreign facilities described above are referred to herein as the “Foreign Facilities,” and the U.S. Facility and the Foreign Facilities are referred to collectively as the “Facilities.” The Global ABL Facility allows the addition of other borrowers in the above jurisdictions and also allows for potential future borrowers organized in New Zealand and Singapore.

Accordion. The Global ABL Facility allows for incremental increases of the commitments up to an aggregate of $200.0 million.

Maturity. The scheduled maturity date of the Global ABL Facility is September 22, 2022.

Borrowing Base. With respect to each Facility, advances will be limited to (a) the aggregate commitments under such Facility and (b) the sum of the following for the U.S. Borrowers or the applicable Foreign Borrower:

•	85% of the book value of eligible accounts receivable; plus

•	for the Canadian Facility and the U.S. Facility only:

•	90% of the book value of eligible accounts receivable owing by investment grade account debtors, and

•	100% of eligible pledged cash; plus

•	for all Facilities other than the Belgian Facility, the lesser of:

•	70% of the net book value of eligible inventory (adding back the LIFO reserve with respect to the U.S. and Canadian Facilities); and

•	85% of the appraised net orderly liquidation value of eligible inventory (net of current monthly shrinkage reserve calculated in accordance with GAAP and valued at cost);

•	for the Belgian Facility only:

•	for Belgian inventory subject to a business pledge under Belgian law, 50% multiplied by the lesser of 70% of the net book value of eligible inventory and 85% of the appraised net orderly liquidation value of eligible inventory; plus

•	for Belgian inventory subject to a possessory pledge or registered pledge under Belgian law, 100% multiplied by the lesser of 70% of the net book value of eligible inventory and 85% of the appraised net orderly liquidation value of eligible inventory;

•	minus certain reserves.

Each Foreign Borrower has a separate stand-alone Borrowing Base that limits the Foreign Borrower’s ability to borrow under its respective Facility, subject to an exception allowing the Foreign Borrowers to utilize excess availability under the U.S. Facility to borrow amounts in excess of their respective borrowing bases, which utilization will reduce excess availability under the U.S. Facility dollar for dollar.

Guarantees. Obligations of the U.S. Borrowers under the Global ABL Facility are guaranteed by the Company and each of the wholly owned material U.S. subsidiaries of the U.S. Borrowers (the “U.S. Guarantors”). The obligations of the Foreign Borrowers under the Global ABL Facility are guaranteed by the U.S. Borrowers, the Foreign Borrowers and the U.S. Guarantors (collectively, the “ABL Guarantors”).

Security. Obligations under the U.S. Facility are primarily secured, subject to certain exceptions, by a first-priority security interest in the accounts receivable, inventory and related assets of the U.S. Borrowers and U.S. Guarantors. The obligations of any Foreign Borrower are primarily secured, subject to certain exceptions, by a first-priority security interest in the accounts receivable, inventory and related assets of such Foreign Borrower and the ABL Guarantors and a first-priority pledge by such Foreign Borrower of the equity interests in its direct wholly owned restricted subsidiaries incorporated in the relevant borrower jurisdictions and intercompany debt instruments held by such Foreign Borrower. No property of a Foreign Borrower or its subsidiaries secures the U.S. Facility. The security interest in accounts receivable, inventory and related assets of the U.S. Borrowers ranks prior to the security interest in this collateral which secures the Term Loan.

Interest Rates and Fees. Prior to December 1, 2017, borrowings under the Global ABL Facility will bear interest at a rate equal to:

•	in the case of U.S. dollar and euro advances,

•	LIBOR plus 1.75%,

•	for base rate advances in the U.S. or Canada, the U.S. Base Rate (or Canadian Base Rate if in Canada) plus 0.75%, or

•	for base rate advances outside the U.S. and Canada, an applicable Base Rate plus 1.75%;

•	in the case of Canadian dollar advances, the BA Equivalent Rate plus 1.75% or the Canadian Prime Rate plus 0.75%;

•	in the case of British pound sterling advances, LIBOR plus 1.75% or the UK Base Rate plus 1.75%; or

•	in the case of Australian dollar advances, the Australian Bank Bill Rate plus 1.75% or the Australian Base Rate plus 1.75%.

On and after December 1, 2017, the applicable margins will be subject to two 0.25% step-downs based on a consolidated fixed charge coverage ratio as of the end of the fiscal quarter that most recently ended.

In addition to paying interest on outstanding principal under the Global ABL Facility, the ABL Borrowers are required to pay a commitment fee in respect of unutilized commitments, which is equal to 0.375% per annum for each Facility (0.25% per annum if utilization of a Facility exceeds 35% of the aggregate commitments under such Facility).

Voluntary Prepayment. The ABL Borrowers will be able to voluntarily prepay the principal of any advance without penalty or premium at any time in whole or in part, subject to certain breakage costs.

Restrictive Covenants and Other Matters. The Global ABL Facility requires the Company and its restricted subsidiaries, on a consolidated basis, to maintain a fixed charge coverage ratio (defined as the ratio of EBITDA to the sum of cash interest, principal payments on indebtedness, unfinanced capital expenditures and accrued income taxes) of at least 1.0 to 1.0 when excess availability is less than or equal to the greater of:

•	10% of the ‘Line Cap’ under the Global ABL Facility (defined as the lesser of (a) the sum of the lower of (i) each Facility’s borrowing base, excluding letter of credit reserves, and (ii) each Facility’s commitments and (b) the aggregate commitments); and

•	$60.0 million.

The Global ABL Facility also contains restrictive covenants (in each case, subject to exclusions) that limit, among other things, the ability of the Company and the restricted subsidiaries (including the ABL Borrowers) to:

•	make investments;

•	prepay certain indebtedness;

•	grant liens;

•	incur additional indebtedness;

•	sell assets;

•	make fundamental changes;

•	enter into transactions with affiliates; and

•	in the case of the Company, to pay dividends.

The covenants are subject to various baskets and materiality thresholds, with many restrictions on the repayment of subordinated indebtedness, restricted payments and investments not being applicable when the ABL Borrowers’ pro forma excess availability exceeds a certain threshold.

The Global ABL Facility contains certain customary representations and warranties, affirmative covenants and events of default, including, among other things, payment defaults, breach of representations and warranties, covenant defaults, cross-defaults to certain indebtedness, certain events of bankruptcy, certain events under ERISA, judgment defaults, actual or asserted failure of any material guaranty or security document supporting the Global ABL Facility to be in force and effect and change of control. If such an event of default occurs, the Agent under the Global ABL Facility is entitled to take various actions, including the acceleration of amounts due under the Global ABL Facility, the termination of all revolver commitments and all other actions that a secured creditor is permitted to take following a default.

For a complete description of the terms of the ABL Agreement, see the Third Amended and Restated Loan, Security and Guarantee Agreement, dated September 22, 2017, which has been filed as Exhibit 10.1.2 to this Current Report on Form 8-K and is incorporated by reference in this item 1.01, and the Notice of Amendment and Confirmation of Intercreditor Agreement, dated September 22, 2017, which has been filed as Exhibit 10.1.4 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this item is included in Item 1.01 above and is incorporated by reference.

Item 8.01	Other Events.

On September 25, 2017, the Company issued a press release announcing the closing of the Term Loan Amendment and the ABL Agreement.

Item 9.01	Financial Statements and Exhibits.

Exhibits.

10.1.1	Refinancing Amendment and Successor Administrative Agent Agreement, dated September 22, 2017, among MRC Global (US) Inc., as borrower, MRC Global Inc., as a guarantor, each other subsidiary guarantor party thereto, the lenders party thereto, U.S. Bank National Association as the Collateral Trustee and JPMorgan Chase Bank, N.A., as the Administrative Agent.

10.1.2	Third Amended and Restated Loan, Security and Guarantee Agreement, dated as of September 22, 2017, among MRC Global (US) Inc., Greenbrier Petroleum Corporation, McJunkin Red Man Development Corporation, Midway-Tristate Corporation, Milton Oil & Gas Company, MRC Management Company, MRC Services Company LLC, Ruffner Realty Company and The South Texas Supply Company, Inc., as U.S. Borrowers and Guarantors, MRC Global Inc., as a guarantor, MRC Global Australia Pty Ltd., as Australian Borrower, MRC Global (Belgium) NV, as Belgian Borrower, MRC Global (Canada) ULC, as Canadian Borrower, MRC Global (Netherlands) B.V., as Dutch Borrower, MRC Global Norway AS, as Norwegian Borrower, MRC Transmark Limited, as UK Borrower, the other borrowers from time to time party thereto, certain financial institutions as lenders and Bank of America, N.A., as Administrative Agent, Security Trustee and Collateral Agent.

10.1.3	Notice of Amendment and Confirmation of Intercreditor Agreement, dated September 22, 2017, by and between Bank of America, N.A., in its capacity as administrative agent and collateral agent for the Revolving Credit Lenders under the Revolving Credit Agreement, JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Term Lenders as of the date hereof, U.S. Bank National Association, in its capacity as collateral trustee for the Term Secured Parties, the Additional Term Secured Parties, if any, and the Subordinated Lien Secured Parties, if any, MRC Global Inc. and certain of its subsidiaries.

10.1.4	Notice of Amendment and Confirmation of Intercreditor Agreement, dated September 22, 2017, by and between Bank of America, N.A., in its capacity as administrative agent and collateral agent for the Revolving Credit Lenders under the Revolving Credit Agreement, U.S. Bank National Association, in its capacity as collateral trustee for the Term Secured Parties, the Additional Term Secured Parties, if any, and the Subordinated Lien Secured Parties, if any, MRC Global Inc. and certain of its subsidiaries.

99.1	Press release dated September 25, 2017

INDEX TO EXHIBITS

Exhibit No.	Description

10.1.1	Refinancing Amendment and Successor Administrative Agent Agreement, dated September 22, 2017, among MRC Global (US) Inc., as borrower, MRC Global Inc., as a guarantor, each other subsidiary guarantor party thereto, the lenders party thereto, U.S. Bank National Association as the Collateral Trustee and JPMorgan Chase Bank, N.A., as the Administrative Agent.

10.1.2	Third Amended and Restated Loan, Security and Guarantee Agreement, dated as of September 22, 2017, among MRC Global (US) Inc., Greenbrier Petroleum Corporation, McJunkin Red Man Development Corporation, Midway-Tristate Corporation, Milton Oil & Gas Company, MRC Management Company, MRC Services Company LLC, Ruffner Realty Company LLC and The South Texas Supply Company, Inc., as U.S. Borrowers and Guarantors, MRC Global Inc., as a guarantor, MRC Global Australia Pty Ltd., as Australian Borrower, MRC Global (Belgium) NV, as Belgian Borrower, MRC Global (Canada) ULC, as Canadian Borrower, MRC Global (Netherlands) B.V., as Dutch Borrower, MRC Global Norway AS, as Norwegian Borrower, MRC Transmark Limited, as UK Borrower, the other borrowers from time to time party thereto, certain financial institutions as lenders and Bank of America, N.A., as Administrative Agent, Security Trustee and Collateral Agent.

10.1.3	Notice of Amendment and Confirmation of Intercreditor Agreement, dated September 22, 2017, by and between Bank of America, N.A., in its capacity as administrative agent and collateral agent for the Revolving Credit Lenders under the Revolving Credit Agreement, JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Term Lenders as of the date hereof, U.S. Bank National Association, in its capacity as collateral trustee for the Term Secured Parties, the Additional Term Secured Parties, if any, and the Subordinated Lien Secured Parties, if any, MRC Global Inc. and certain of its subsidiaries.

10.1.4	Notice of Amendment and Confirmation of Intercreditor Agreement, dated September 22, 2017, by and between Bank of America, N.A., in its capacity as administrative agent and collateral agent for the Revolving Credit Lenders under the Revolving Credit Agreement, U.S. Bank National Association, in its capacity as collateral trustee for the Term Secured Parties, the Additional Term Secured Parties, if any, and the Subordinated Lien Secured Parties, if any, MRC Global Inc. and certain of its subsidiaries.

99.1	Press Release, dated September 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2017

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs,
General Counsel and Corporate Secretary